INCOME TAXES (Details 3) - USD ($)	12 Months Ended
	Feb. 28, 2018	Feb. 28, 2017	Feb. 29, 2016
Increase in income tax expense and earnings per share amounts, If Xueersi Education, Yidu Huida, TAL Beijing, Beijing Xintang Sichuang and Yinghe Youshi and Yizhen Xuesi were not in a tax holiday period
Increase in income tax expenses	$ 37,390,108	$ 26,256,983	$ 12,830,838
Net income per common share-basic (in dollars per share)	$ 0.9	$ 0.56	$ 0.56
Net income per common share-diluted (in dollars per share)	$ 0.82	$ 0.52	$ 0.53